                                                                      EXHIBIT 99


                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                     Case No.:399-02649 THROUGH 399-02680
                                                    ---------------------------
SERVICE MERCHANDISE COMPANY, INC.
---------------------------------
                                           Judge:   PAINE
                                                    ---------------------------

                                           Chapter 11

Debtor(s)

             MONTHLY OPERATING REPORT FOR PERIOD ENDING July 30, 2000
                                                        -------------

             COMES NOW, SERVICE MERCHANDISE COMPANY, INC.
                        ---------------------------------

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing July 3, 2000 and ending July 30, 2000 as shown by the report and exhibits consisting of 16 pages and containing the following as indicated:

                  [X]      Monthly Reporting Questionnaire (Attachment 1)

                  [X]      Comparative Balance Sheets (Forms OPR-1 & OPR-2)

                  N/A      Summary of Accounts Receivable (Form OPR-3)

                  [X]      Schedule of Postpetition Liabilities (Form OPR-4)

                  [X]      Statement of Income (Loss) (Form OPR-5)


         I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

Date: August 21, 2000
      ---------------------


          DEBTOR-IN-POSSESSION

          By:              /s/ THOMAS L. GARRETT, JR.
                           -----------------------------------------------------
          Name and Title:  THOMAS L. GARRETT, JR., SENIOR VICE PRESIDENT & CFO
                           -----------------------------------------------------
          Address:         7100 SERVICE MERCHANDISE DRIVE
                           -----------------------------------------------------
                           BRENTWOOD, TENNESSEE 37027
                           -----------------------------------------------------
          Telephone No:    (615) 660-3477
                           -----------------------------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 3, 2000 THROUGH JULY 30, 2000

1. Payroll

                                                                                           WAGES                    TAXES
     OFFICERS                              TITLE                                    GROSS          NET         DUE         PAID
-----------------------------------------------------------------------------------------------------------------------------------
SAM CUSANO                CHIEF EXECUTIVE OFFICER                                  50,188.10    32,037.33    4,423.32    13,347.19

C. STEVEN MOORE           SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                          GENERAL COUNSEL AND SECRETARY                            27,752.86    18,603.87    2,161.67     6,736.21

THOMAS L. GARRETT, JR.    SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER        25,089.38    17,306.12    1,800.08     5,663.27

CHARLES K. SEPTER         PRESIDENT AND CHIEF OPERATING OFFICER                    38,604.81    24,827.37    3,345.80    10,096.23

ROBERT J. PINDRED         VICE PRESIDENT AND TREASURER                             11,558.88     8,593.53      609.31     1,681.43

JOE M. ELLIOTT            VICE PRESIDENT, PROPERTY ADMINISTRATION                  11,597.13     7,797.24      605.73     1,836.23

KARREN PRASIFKA           ASSISTANT GENERAL COUNSEL VICE PRESIDENT                 13,120.61     8,959.32    1,007.35     3,038.41

BILLY STEWART             ASSISTANT TAX VICE PRESIDENT, TAX                         7,706.27     5,811.76      306.60       923.92

KENNETH A. CONWAY         VICE PRESIDENT AND CONTROLLER                            12,335.22     8,781.47      497.17     1,786.60

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  July 3, 2000 THROUGH July 30, 2000

2.  INSURANCE

                                                                                                                           DATE
                                                                COVERAGE       POLICY        EXPIRATION     PREMIUM      COVERAGE
TYPE                         NAME OF CARRIER                     AMOUNT        NUMBER           DATE         AMOUNT      PAID THRU
----------------------------------------------------------------------------------------------------------------------------------
Property                     Fireman's Fund Insurance Co       $5 Million      CCIPW12011       12/31/00    $1,441,249    12/31/00
                             Royal                             $5 Million      RHD314289        12/31/00      $100,000    12/31/00
                             Westchester Fire                  $15 Million     1XA394310        12/31/00       $50,100    12/31/00
                             Allianz Insurance Co              $12 Million     CLP1034720       12/31/00       $20,040    12/31/00
                             TIG Insurance Co                  $13 Million    XPT38797667       12/31/00       $32,500    12/31/00
                             Westchester Fire                  $20 Million     1XA394311        12/31/00       $10,020    12/31/00
                             Allianz Insurance Co              $30 Million     CLP1034720       12/31/00       $15,030    12/31/00
                             Allianz Insurance Co              $25 Million     CLP1034720       12/31/00        $6,680    12/31/00
Boiler & Machinery           Hartford Steam Boiler             $10 Million      4914539         12/31/00        $8,383    12/31/00
Transit                      Fireman's Fund Insurance Co       $1 Million      CCIMG72820       12/31/00        $8,525    12/31/00
Ocean Cargo                  Fireman's Fund Insurance Co       $10 Million      CR37211         12/31/00       $25,000    12/31/00
Special Crime                Reliance Insurance Co             $25 Million     NFK1951937       05/01/02       $13,458    05/01/02
Crime                        National Union Fire Ins Co        $10 Million      858-0797        03/01/01       $56,505    03/01/01
Fiduciary                    National Union Fire Ins Co        $10 Million     267-81-30        03/01/01       $19,140    03/01/01
Employment Practices
  Liability                  Chubb Insurance Co                $10 Million     81278901A        03/01/01      $130,845    03/01/01
                             Royal Insurance Co                $10 Million     PSF000010        03/01/01       $56,364    03/01/01
Directors & Officers         Continental Insurance Co          $10 Million     300714943        03/01/01      $453,500    03/01/01
                             Chubb Insurance Co                $10 Million     81278902-A       03/01/01      $266,666    03/01/01
                             Royal Insurance Co                $10 Million     PSF000009        03/01/01      $133,000    03/01/01
Umbrella                     Federal Insurance Co              $50 Million      79763295        12/31/01       $63,357    12/31/00
Excess Liability             American Guarantee & Liab         $50 Million    AEC287610700      12/31/00       $25,000    12/31/00
International                Ace American Ins Co               $1 Million      PHF051491        12/31/00        $2,500    12/31/00
Punitive Damages             Chubb Atlantic Indemnity          $50 Million  (00) 3310-05-98     12/31/00       $17,160    12/31/00
Punitive Damages - Excess    Zurich International Bermuda      $50 Million    ZGEB-091 PD       12/31/00        $5,000    12/31/00
General Liability            Ace American Ins Co               $5 Million     XSLG19903254      12/31/00       $11,032    12/31/00
Workers' Compensation        Pacific Employers Ins Co          Statutory      WLRC42662112      12/31/00       $19,978    12/31/00
WC Excess                    Ace American Ins Co               Statutory       XWC011950        12/31/00        $1,601    12/31/00
WC Contractual Indemnity     Illinois Union Insurance Co       Statutory      CTPG19903461      12/31/00        $2,083    12/31/00
WC Nevada                    Ace American Ins Co               Statutory      NWCC42662173      12/31/00        $1,737    12/31/00
Auto                         Pacific Employers Ins Co          $1 Million     ISAH07571008      12/31/00        $2,083    12/31/00

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JULY 3, 2000 THROUGH JULY 30, 2000

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
------------------------------
HOME OFFICE                                                            $     8,200
RETAIL SAFE FUNDS                                                        1,978,636

CORPORATE ACCOUNTS                                                       2,185,437
------------------

STORE DEPOSITORY ACCOUNTS
-------------------------
FIRST TENNESSEE                                                            686,147
SOCIETY NATIONAL BANK                                                      460,131
BANK OF BOSTON                                                             437,083
BANK OF BOSTON CONNECTICUT                                                 185,794
FIRST UNION                                                              2,347,092
HARRIS TRUST                                                               383,262
BANK ONE LOUISIANA                                                         548,322
ABN - AMRO BANK                                                            197,354
COMERICA BANK                                                              215,271
AM SOUTH                                                                   220,034
BANK OF AMERICA CALIFORNIA                                                  84,238
FIRST AMERICAN NATIONAL BANK                                               176,427
HERITAGE BANK OF NEVADA                                                         --
BANK OF OKLAHOMA                                                           167,467
CHASE BANK OF TEXAS                                                        817,893
SINGLE STORE DEPOSITORY ACCOUNTS                                           501,244
WELLS FARGO BANK                                                            77,932
BANK OF AMERICA                                                            413,966
BANK ONE, IN                                                               239,124
PNC BANK                                                                   741,220

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)      11,458,099
------------------------------------------------------------------

OTHER DEPOSITORY ACCOUNTS
-------------------------

SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                             74,875
OTHER CASH ACCOUNTS                                                      1,687,695
                                                                       -----------
TOTAL CASH PER GENERAL LEDGER                                          $26,292,942
                                                                       ===========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JULY 3, 2000 THROUGH JULY 30, 2000

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)

                                     ACTUAL       ACTUAL      ACTUAL        ACTUAL        TOTAL
                         Monday     07/03/00     07/10/00    07/17/00      07/24/00      07/03/00
                         Sunday     07/09/00     07/16/00    07/23/00      07/30/00      07/30/00
                                    --------------------------------------------------------------
Receipts:
   Sales receipts                    $26,850     $28,919     $ 28,030      $ 25,397      $109,196
   Miscellaneous receipts                 --         959           --            --           959
                                    --------------------------------------------------------------
   Total available collections        26,850      29,878       28,030        25,397       110,155


Disbursements:
   Merchandise disbursements           8,131      11,215       11,360        12,154        42,860
   Non-merchandise disbursements      14,601      14,843       20,246        13,663        63,353
                                    --------------------------------------------------------------
Total disbursements:                  22,732      26,058       31,606        25,817       106,213
                                    --------------------------------------------------------------
Net receipts/(disbursements)         $ 4,118     $ 3,820     $ (3,576)     $   (420)     $  3,942
                                    ==============================================================

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JULY 3, 2000 THROUGH JULY 30, 2000

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                   Actual      Forecast     Forecast     Forecast
                                  08/06/00     08/27/00     10/01/00     10/29/00
                                  --------     --------     --------     --------
Ending total revolver balance     $ 80,347     $112,105     $175,372     $217,574
Term loan                           60,000       60,000       60,000       60,000
Standby letters of credit           27,323       25,892       25,851       25,810
Trade letters of credit             36,135       31,118       28,386       18,153
                                  --------     --------     --------     --------
Total extensions of credit         203,805      229,115      289,609      321,537

Borrowing base                     410,347      423,711      461,061      487,814
                                  --------     --------     --------     --------
Availability                      $206,542     $194,596     $171,452     $166,277
                                  ========     ========     ========     ========

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  July 3, 2000 THROUGH July 30, 2000

4.  Payments to Professionals July 3, 2000 through July 30, 2000

     Vendor #                  Vendor Name                           Check Amt.     Check Date      Check #
------------------------------------------------------------------------------------------------------------
      100906       Peter J. Solomon                                   $75,000.00      07/05/00      B0022205
      101232       E & Y Restructuring, LLC                           $98,948.00      07/05/00      B0022206
      71217        Bass, Berry & Sims                                 $59,411.93      07/05/00      B0022208
      79108        Ernst & Young, LLP                                 $12,027.00      07/05/00      B0022209
      98378        Skadden, Arps, Slate, Meagher & Flom              $421,665.00      07/05/00      B0022211
      99104        Jay Alix & Associates                             $109,657.24      07/05/00      B0022212
      99391        Otterbourg, Steindler, Houston & Rosen, PC         $95,073.53      07/05/00      B0022213
      99454        Harwell, Howard, Hyne, Gabbert & Manner, PC        $23,106.21      07/05/00      B0022214
      86237        Brusniak, Clement, Harrison & McCool, PC              $185.00      07/14/00      50009316
      101625       D. G. Hart Associates, Inc.                        $78,500.20      07/17/00      B0022275
      98378        Skadden, Arps, Slate, Meagher & Flom              $674,128.00      07/17/00      B0022277
      99104        Jay Alix & Associates                             $176,608.86      07/17/00      B0022278
      94414        Keen Realty Consultants, Inc.                       $5,545.56      07/18/00      50009590
      96684        Jeffrey S. Sherbow, PC                              $5,000.00      07/18/00      50009593
      99459        Robert L. Berger                                   $38,679.07      07/25/00      B0022383
      101730       CBIZ Property Tax Solutions, Inc.                   $4,743.75      07/28/00      50010955
      101730       CBIZ Property Tax Solutions, Inc.                  $12,887.50      07/28/00      50010956
      101232       E & Y Restructuring, LLC                           $95,128.00      07/28/00      B0022396
      101993       Rothschild, Inc.                                  $109,312.20      07/28/00      B0022397
      71217        Bass, Berry & Sims                                 $92,368.39      07/28/00      B0022398
      99391        Otterbourg, Steindler, Houston & Rosen, PC        $110,446.44      07/28/00      B0022400
      99444        Sitrick & Company                                  $68,959.95      07/28/00      B0022401
      99454        Harwell, Howard, Hyne, Gabbert & Manner, PC        $54,482.97      07/28/00      B0022402

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                              JULY 30,          JULY 2,
                                                                2000             2000
                                                             -----------      -----------
ASSETS
Current Assets:
    Cash and cash equivalents                                $    26,293      $    29,719
    Accounts receivable                                            7,664            8,268
    Inventories                                                  476,090          513,592
    Prepaid expenses and other assets                             12,829           16,968
                                                             -----------      -----------
    TOTAL CURRENT ASSETS                                         522,875          568,547
                                                             -----------      -----------
PROPERTY AND EQUIPMENT
    Owned assets, net of accumulated depreciation                352,438          348,190
    Capitalized leases, net of accumulated amortization           13,359           13,410
                                                             -----------      -----------
                 TOTAL PROPERTY AND EQUIPMENT                    365,797          361,599
                                                             -----------      -----------
    Other assets and deferred charges                             50,552           51,836
                                                             -----------      -----------
    TOTAL ASSETS                                             $   939,224      $   981,982
                                                             ===========      ===========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
    Notes payable to banks                                   $    72,167      $    76,192
    Accounts payable                                              43,745           54,753
    Accrued expenses                                             155,423          153,338
    State & local sales tax                                       12,671           14,985
    Current maturities of long-term debt                              --               --
    Current maturities capitalized leases                            280              305
                                                             -----------      -----------
    TOTAL CURRENT LIABILITIES                                    284,286          299,573

Long-Term Liabilities:
    Long-term debt                                                60,000           60,000
    Capitalized lease obligations                                  1,358            1,639
Liabilities Subject To Compromise:
    Accrued restructuring costs                                   43,220           43,337
    Capitalized lease obligations                                 24,798           24,798
    Long-term debt                                               423,335          424,003
    Accounts payable                                             195,898          195,538
    Accrued expenses                                              67,343           66,609
                                                             -----------      -----------
    Total Liabilities Subject To Compromise                      754,593          754,285
    TOTAL LIABILITIES                                          1,100,237        1,115,497
                                                             -----------      -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
    Common stock                                                  49,969           49,979
    Additional paid-in-capital                                     6,133            6,211
    Deferred compensation                                           (412)            (467)
    Accumulated other comprehensive loss                              --               --
    Retained (deficit) earnings                                 (216,703)        (189,238)
                                                             -----------      -----------
             TOTAL SHAREHOLDERS' (DEFICIT) EQUITY               (161,013)        (133,515)
    TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY     $   939,224      $   981,982
                                                             ===========      ===========

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:JULY 3, 2000 THROUGH JULY 30, 2000

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 07/30/00
FORM OPR-3  NOT APPLICABLE

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: July 2, 2000 THROUGH July 30, 2000

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  07/30/2000
FORM OPR-4

                                                         Total
                                                        --------
Trade Accounts Payable (Merchandise)                    $ 43,745

                                                         Total
                                                        --------
Expense & other payables                                $155,423

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JULY 3, 2000 THROUGH JULY 30, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

                                                    Date         Date            Total
                TAXES PAYABLE                     Incurred        Due             Due
                                              ---------------------------------------------
Federal income tax                             **  Various       Various       7,843,442

State income tax                                   Various       Various         (45,452)
                                                                             ------------

                                      SUBTOTAL                                 7,797,990
                                                                             ------------


Sales/use tax                         SUBTOTAL  *  Various       Various      12,670,868
                                                                             ------------

Personal property tax                           *  Various       Various       3,188,917

Real estate taxes                               *  Various       Various      11,571,729

Inventory taxes                                 *  Various       Various               -

Gross receipts/bus. licenses                    *  Various       Various         142,470

Franchise taxes                                 *  Various       Various         459,836
                                                                             ------------
                                      SUBTOTAL                                15,362,952
                                                                             ------------

                                                                             ------------
TOTAL TAXES PAYABLE                                                           35,831,810
                                                                             ============

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: JULY 3, 2000 THROUGH JULY 30, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

(DOLLARS IN THOUSANDS)
                                                  DATE                     TOTAL DUE
                                                INCURRED     DATE DUE   (7/30/00 BALANCE)
                                            ---------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                    04/14/00     04/14/04       $ 72,168
         Facility standby letters of credit     04/14/00     04/14/04         27,323
         Facility trade letters of credit       04/14/00     04/14/04         30,639
         Term loans                             04/14/00     04/14/04         60,000
                                                                            --------
         TOTAL EXTENSIONS OF CREDIT                                         $190,130
                                                                            ========

ACCRUED INTEREST PAYABLE                                                    $  1,022
                                                                            ========

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


                                                                                  ACTIVITY
                                                                                JULY 2, 2000
                                                                                   THROUGH
                                                                                JULY 30, 2000
                                                                                -------------
Net Sales                                                                         $ 100,587

Costs of merchandise sold and buying and occupancy expense                           86,950
                                                                                  ---------

Gross margin after cost of merchandise sold and buying and occupancy expenses        13,637

Selling, General and Administrative Expenses:
     Net Employment Expense                                                          23,004
     Net Advertising                                                                  2,441
     Banking and Other Fees                                                           1,339
     Real Estate and Other Taxes                                                      1,847
     Supplies                                                                           702
     Communication and Equipment                                                        391
     Travel                                                                             508
     UCC and Other Services                                                            (547)
     Legal and Professional                                                             158
     Sales and Shipping                                                                 232
     Insurance                                                                          286
     Miscellaneous                                                                      137
     Credit Card Services                                                               (51)
                                                                                  ---------
Total Selling, General and Administrative Expenses                                   30,450

Other expense/(income), net                                                            (669)

Restructuring charge (credit)                                                           (83)

Depreciation and amortization                                                         3,009

                                                                                  ---------

Earnings (loss) before interest, reorganization items, and income tax               (19,070)

Interest expense - debt                                                               2,415
Interest expense - capitalized leases                                                   278
                                                                                  ---------
Earnings (loss) before reorganization items, and income tax                         (21,762)

Reorganization Items:
     Legal and Professional                                                           5,645
     Miscellaneous fees                                                                 198
     Close Store Charges                                                               (140)
                                                                                  ---------
     Total Reorganization Items                                                       5,703

Earnings (loss) before income tax                                                   (27,465)
     Income tax benefit                                                                  --
     Cumulative Effect of Change in Accounting Principles                                --
                                                                                  ---------
Net earnings (loss)                                                               $ (27,465)
                                                                                  =========